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                                 EXHIBIT 99(a)
                                     PROXY
                        Juniata Valley Financial Corp.
                                  P.O. Box 66
                            Mifflintown, PA  17059
                          Telephone:  (717) 436-8211

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  DIRECTORS OF JUNIATA VALLEY FINANCIAL CORP.

The undersigned hereby appoints Kathryn G. Clark, N. Jeffrey Leonard and Thomas
S. Watkin as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of Common Stock of Juniata Valley Financial Corp. held on record by the undersigned on April 15, 1998 at the Annual Meeting of Shareholders to be held on May 19, 1998 or any adjournments thereof.

1. APPROVAL, RATIFICATION AND CONFIRMATION OF THE AGREEMENT AND PLAN OF REORGANIZATION, DATED DECEMBER 30, 1997, BETWEEN JUNIATA VALLEY FINANCIAL CORP. ("JUNIATA") AND LEWISTOWN TRUST COMPANY ("LEWISTOWN") PROVIDING FOR THE MERGER OF LEWISTOWN WITH AND INTO JUNIATA VALLEY BANK, A STATE CHARTERED BANKING SUBSIDIARY OF JUNIATA.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

2. ELECTION OF 4 CLASS "B" DIRECTORS TO SERVE UNTIL THE 2001 ANNUAL MEETING:
   For all Nominees Listed Below              Withhold Authority
   (except as indicated below)    -----                           -----

                                    CLASS B
                                    -------

                             Harry B. Fairman, Jr.
                                Don E. Haubert
                               John A. Renninger
                              Ronald H. Witherite

   INSTRUCTION:   To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space immediately below.

3. APPROVAL OF A PROPOSAL TO POSTPONE OR ADJOURN THE ANNUAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER AND THE AGREEMENT AND PLAN OF REORGANIZATION.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

4. APPROVAL OF THE AMENDMENT OF THE JUNIATA ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF JUNIATA COMMON STOCK FROM 5,000,000 SHARES TO 20,000,000 SHARES.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

5. OTHER BUSINESS: Take action on other business which may properly come before the meeting.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Dated the      day of            , 1998.
                                                                          (SEAL)
                                           -------------------------------
                                                      Signature

                                                                          (SEAL)
                                           -------------------------------
                                                      Signature

                                           Please date and sign exactly as your
                                           name appears hereon. When signing as
                                           an Attorney, Executor, Administrator,
                                           Trustee or Guardian, please give full
                                           title. If more than one Trustee, all
                                           must sign. All joint owners must
                                           sign.